EXHIBIT INDEX

EXHIBIT A:
  Attachment to item 77K:
  Changes in Registrant's certifying accountant

EXHIBIT B:
  Attachment to item 77Q1:
  5 Investment Advisory Agreements
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EXHIBIT A:
Additional Information

PricewaterhouseCoopers LLP ("PwC'') withdrew as the auditor of the Money Market Portfolio of RBB on December 11, 2003 due to PwC's business relationship with certain affiliates of BIMC. As a result of PwC's engagement to provide certain contemplated services to BIMC affiliates in the future, PwC will no longer be independent with respect to the Money Market Portfolio of RBB. On December 11, 2003,
RBB by action of the Board of Directors and upon the recommendation of its Audit Committee engaged Deloitte &
Touche LLP to serve as the independent auditors to audit
RBB's financial statements with respect to the Money Market
Portfolio for the fiscal year ending August 31, 2004.

PwC's reports on RBB's financial statements for the fiscal year ended August 31, 2003 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
During RBB's fiscal year ended August 31, 2003, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Registrant's financial statements for such years, and (ii) there were no "reportable events'' of the kind described in
Item 304(a)(1)(v) of Regulation S-K under the Securities
Exchange Act of 1934, as amended.

During RBB's fiscal year ended August 31, 2003, neither
RBB, its portfolios nor anyone on their behalf has consulted Deloitte & Touche LLP on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on RBB's financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item
304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

The above information is required to be included in our shareholder reports for two years following a change of independent auditors.



EXHIBIT B:

                   INVESTMENT ADVISORY AGREEMENT
               Boston Partners Small Cap Value Fund II


		AGREEMENT made as of December 29, 2003, between THE RBB FUND, INC., a Maryland corporation (herein called the
"Fund"), and BOSTON PARTNERS ASSET MANAGEMENT, L.L.C. (herein called the "Investment Adviser").
		WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), and currently offers or proposes to offer shares representing interests in separate investment portfolios;
		WHEREAS, the Fund desires to retain the Investment Adviser to render certain investment advisory services to the Fund with respect to the Fund's Boston Partners Small Cap Value
Fund II (the "Portfolio"), and the Investment Adviser is willing to so render such services; and
		WHEREAS, the Board of Directors of the Fund and the shareholders of the Portfolio have approved this Agreement, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth;
		NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:
SECTION 1. APPOINTMENT.  The Fund hereby appoints the
Investment Adviser to act as investment adviser for the Portfolio for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.
SECTION 2. DELIVERY OF DOCUMENTS. The Fund has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:
(a) Resolutions of the Board of Directors of the Fund authorizing the appointment of the Investment Adviser and the execution and delivery of this Agreement;
(b) Each prospectus and statement of additional information relating to any class of Shares representing interests in the Portfolio of the Fund in effect under the Securities Act of 1933 (such prospectus and statement of additional information, as presently in effect and as they shall from time to time be amended and supplemented, are herein collectively called the "Prospectus" and "Statement of Additional Information," respectively).
	The Fund will promptly furnish the Investment Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.
	In addition to the foregoing, the Fund will also provide the Investment Adviser with copies of the Fund's Charter and By-laws, and any registration statement or service contracts related to the Portfolio, and will promptly furnish the Investment Adviser with any amendments of or supplements to such documents.
SECTION 3. MANAGEMENT. Subject to the supervision of the Board of Directors of the Fund, the Investment Adviser will provide for the overall management of the Portfolio including
(i) the provision of a continuous investment program for the Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolio, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold by the Fund for the Portfolio, and
(iii) the placement from time to time of orders for all purchases and sales made for the Portfolio. The Investment
Adviser will provide the services rendered by it hereunder in accordance with the Portfolio's investment objectives, restrictions and policies as stated in the applicable Prospectus and Statement of Additional Information, provided that the Investment Adviser has actual notice or knowledge of any changes by the Board of Directors to such investment objectives, restrictions or policies. The Investment Adviser further agrees that it will render to the Fund's Board of Directors such periodic and special reports regarding the performance of its duties under this Agreement as the Board may reasonably request.
The Investment Adviser agrees to provide to the Fund (or its agents and service providers) prompt and accurate data with respect to the Portfolio's transactions and, where not otherwise available, the daily valuation of securities in the Portfolio.
SECTION 4. BROKERAGE.  Subject to the Investment
Adviser's obligation to obtain best price and execution, the Investment Adviser shall have full discretion to select brokers or dealers to effect the purchase and sale of securities. When the Investment Adviser places orders for the purchase or sale of securities for the Portfolio, in selecting brokers or dealers to execute such orders, the Investment Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Portfolio directly or indirectly.
Without limiting the generality of the foregoing, the Investment Adviser is authorized to cause the Portfolio to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Portfolio or who otherwise provide brokerage and research services utilized by the Investment Adviser, provided that the Investment Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Investment Adviser's overall responsibilities with respect to accounts as to which the Investment Adviser exercises investment discretion. The
Investment Adviser may aggregate securities orders so long as the Investment Adviser adheres to a policy of allocating investment opportunities to the Portfolio over a period of time on a fair and equitable basis relative to other clients. In no instance will the Portfolio's securities be purchased from or sold to the Fund's principal underwriter, the Investment
Adviser, or any affiliated person thereof, except to the extent permitted by SEC exemptive order or by applicable law.
		The Investment Adviser shall report to the Board of Directors of the Fund at least quarterly with respect to brokerage transactions that were entered into by the Investment Adviser, pursuant to the foregoing paragraph, and shall certify to the Board that the commissions paid were reasonable in terms either of that transaction or the overall responsibilities of the Investment Adviser to the Fund and the Investment Adviser's other clients, that the total commissions paid by the Fund were reasonable in relation to the benefits to the Fund over the long term, and that such commissions were paid in compliance with
Section 28(e) of the Securities Exchange Act of 1934.
SECTION 5. CONFORMITY WITH LAW; CONFIDENTIALITY.  The
Investment Adviser further agrees that it will comply with all applicable rules and regulations of all federal regulatory agencies having jurisdiction over the Investment Adviser in the performance of its duties hereunder. The Investment Adviser will treat confidentially and as proprietary information of the Fund all records and other information relating to the Fund and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.
SECTION 6. SERVICES NOT EXCLUSIVE.  The Investment
Adviser and its officers may act and continue to act as investment managers for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Investment Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Portfolio or the Fund.
		Nothing in this Agreement shall limit or restrict the Investment Adviser or any of its partners, officers, affiliates or employees from buying, selling or trading in any securities for its or their own account. The Fund acknowledges that the Investment Adviser and its partners, officers, affiliates, employees and other clients may, at any time, have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for the Portfolio. The Investment Adviser shall have no obligation to acquire for the Portfolio a position in any investment which the Investment Adviser, its partners, officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Investment Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities so that, to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.
		The Investment Adviser agrees that this Section 6 does not constitute a waiver by the Fund of the obligations imposed upon the Investment Adviser to comply with Sections 17(d) and 17(j) of the 1940 Act, and the rules thereunder, nor constitute a waiver by the Fund of the obligations imposed upon the Investment Adviser under Section 206 of the Investment Advisers
Act of 1940 and the rules thereunder.  Further, the Investment
Adviser agrees that this Section 6 does not constitute a waiver by the Fund of the fiduciary obligation of the Investment
Adviser arising under federal or state law, including Section 36 of the 1940 Act. The Investment Adviser agrees that this
Section 6 shall be interpreted consistent with the provisions of
Section 17(i) of the 1940 Act.
SECTION 7. BOOKS AND RECORDS. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Investment
Adviser hereby agrees that all records which it maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940
Act the records required to be maintained by Rule 3la-1 under the 1940 Act.
SECTION 8. EXPENSES. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement.
The Portfolio shall bear all of its own expenses not specifically assumed by the Investment Adviser. General expenses of the Fund not readily identifiable as belonging to a Portfolio of the Fund shall be allocated among all investment portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by the Portfolio shall include, but are not limited to, the following (or the Portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Portfolio by the Investment Adviser; (c) filing fees and expenses relating to the registration and qualification of the Fund and the Portfolio's shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Fund's directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees;
(f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out a liability of or claim for damages or other relief asserted against the Fund or the Portfolio for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy material that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders' and directors' meetings; (o) costs of independent pricing services to value a portfolio's securities; and (p) the costs of investment company literature and other publications provided by the Fund to its directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing, prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Fund are allocated to such class.
SECTION 9. VOTING. The Investment Adviser shall have the authority to vote as agent for the Fund, either in person or by proxy, tender and take all actions incident to the ownership of all securities in which the Portfolio's assets may be invested from time to time, subject to such policies and procedures as the Board of Directors of the Fund may adopt from time to time.
SECTION 10. RESERVATION OF NAME. The Investment Adviser shall at all times have all rights in and to the Portfolio's name and all investment models used by or on behalf of the Portfolio. The Investment Adviser may use the Portfolio's name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder and the Fund shall execute and deliver any and all documents required to indicate the consent of the Fund to such use.
SECTION 11. COMPENSATION. (a) For the services provided and the expenses assumed pursuant to this Agreement with respect to the Portfolio, the Fund will pay the Investment Adviser from the assets of the Portfolio and the Investment Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, at the annual rate of 1.25% of the Portfolio's average daily net assets. (b) The fee attributable to the Portfolio shall be satisfied only against assets of the Portfolio and not against the assets of any other investment portfolio of the Fund.
SECTION 12. LIMITATION OF LIABILITY.  The Investment
Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Portfolio will indemnify the Investment Adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Investment Adviser.
Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding
("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. The Investment Adviser shall be entitled to advances from the Portfolio for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The Investment Adviser shall provide to the Portfolio a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Portfolio has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Adviser shall provide a security in form and amount acceptable to the Portfolio for its undertaking; (b) the Portfolio is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based upon a review of facts readily available to the Portfolio at the time the advance is proposed to be made, that there is reason to believe that the Investment Adviser will ultimately be found to be entitled to indemnification. Any amounts payable by the Portfolio under this Section shall be satisfied only against the assets of the Portfolio and not against the assets of any other investment portfolio of the Fund.
		The limitations on liability and indemnification provisions of this Section 12 shall not be applicable to any losses, claims, damages, liabilities or expenses arising from the Investment Adviser's rights to the Portfolio's name. The Investment Adviser shall indemnify and hold harmless the Fund and the Portfolio for any claims arising from the use of the term "Boston Partners" in the name of the Portfolio.
SECTION 13. DURATION AND TERMINATION. This Agreement shall become effective with respect to the Portfolio upon approval of this Agreement by vote of a majority of the outstanding voting securities of the Portfolio and, unless sooner terminated as provided herein, shall continue with respect to the Portfolio until August 16, 2004. Thereafter, if not terminated, this Agreement shall continue with respect to the Portfolio for successive annual periods ending on August 16 provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated with respect to the Portfolio by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, on 60 days' prior written notice to the Investment Adviser, or by the Investment Adviser at any time, without payment of any penalty, on 60 days' prior written notice to the Fund. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meaning as such terms have in the 1940 Act).
SECTION 14. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and no amendment of this Agreement affecting the Portfolio shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.
SECTION 15. MISCELLANEOUS.  The captions in this
Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.
SECTION 16. CHANGE IN MEMBERSHIP.  The Investment
Adviser shall notify the Fund of any change in its membership within a reasonable time after such change.
SECTION 17. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.
SECTION 18. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
		IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

THE RBB FUND, INC.
	By: /s/ Edward J. Roach
	Name: Edward J. Roach
	Title:	President and Treasurer

BOSTON PARTNERS ASSET MANAGEMENT, 	L.L.C.
	by: /s/ William J. Kelly
	Name:	William J. Kelly
	Title:	CEO



                         INVESTMENT ADVISORY AGREEMENT
                      Boston Partners Large Cap Value Fund

		AGREEMENT made as of December 29, 2003, between THE RBB FUND, INC., a Maryland corporation (herein called the
"Fund"), and BOSTON PARTNERS ASSET MANAGEMENT, L.L.C. (herein called the "Investment Adviser").
		WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), and currently offers or proposes to offer shares representing interests in separate investment portfolios;
		WHEREAS, the Fund desires to retain the Investment Adviser to render certain investment advisory services to the Fund with respect to the Fund's Boston Partners Large Cap Value
Fund (the "Portfolio"), and the Investment Adviser is willing to so render such services; and
		WHEREAS, the Board of Directors of the Fund and the shareholders of the Portfolio have approved this Agreement, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth;
		NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:
SECTION 1. APPOINTMENT.  The Fund hereby appoints the
Investment Adviser to act as investment adviser for the Portfolio for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.
SECTION 2. DELIVERY OF DOCUMENTS. The Fund has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:
(a) Resolutions of the Board of Directors of the Fund authorizing the appointment of the Investment Adviser and the execution and delivery of this Agreement;
(b) Each prospectus and statement of additional information relating to any class of Shares representing interests in the Portfolio of the Fund in effect under the Securities Act of 1933 (such prospectus and statement of additional information, as presently in effect and as they shall from time to time be amended and supplemented, are herein collectively called the "Prospectus" and "Statement of Additional Information," respectively).
	The Fund will promptly furnish the Investment Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.
	In addition to the foregoing, the Fund will also provide the Investment Adviser with copies of the Fund's Charter and By-laws, and any registration statement or service contracts related to the Portfolio, and will promptly furnish the Investment Adviser with any amendments of or supplements to such documents.
SECTION 3. MANAGEMENT. Subject to the supervision of the Board of Directors of the Fund, the Investment Adviser will provide for the overall management of the Portfolio including
(i) the provision of a continuous investment program for the Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolio, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold by the Fund for the Portfolio, and
(iii) the placement from time to time of orders for all purchases and sales made for the Portfolio. The Investment
Adviser will provide the services rendered by it hereunder in accordance with the Portfolio's investment objectives, restrictions and policies as stated in the applicable Prospectus and Statement of Additional Information, provided that the Investment Adviser has actual notice or knowledge of any changes by the Board of Directors to such investment objectives, restrictions or policies. The Investment Adviser further agrees that it will render to the Fund's Board of Directors such periodic and special reports regarding the performance of its duties under this Agreement as the Board may reasonably request.
The Investment Adviser agrees to provide to the Fund (or its agents and service providers) prompt and accurate data with respect to the Portfolio's transactions and, where not otherwise available, the daily valuation of securities in the Portfolio.
SECTION 4. BROKERAGE.  Subject to the Investment
Adviser's obligation to obtain best price and execution, the Investment Adviser shall have full discretion to select brokers or dealers to effect the purchase and sale of securities. When the Investment Adviser places orders for the purchase or sale of securities for the Portfolio, in selecting brokers or dealers to execute such orders, the Investment Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Portfolio directly or indirectly.
Without limiting the generality of the foregoing, the Investment Adviser is authorized to cause the Portfolio to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Portfolio or who otherwise provide brokerage and research services utilized by the Investment Adviser, provided that the Investment Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Investment Adviser's overall responsibilities with respect to accounts as to which the Investment Adviser exercises investment discretion. The
Investment Adviser may aggregate securities orders so long as the Investment Adviser adheres to a policy of allocating investment opportunities to the Portfolio over a period of time on a fair and equitable basis relative to other clients. In no instance will the Portfolio's securities be purchased from or sold to the Fund's principal underwriter, the Investment
Adviser, or any affiliated person thereof, except to the extent permitted by SEC exemptive order or by applicable law.
		The Investment Adviser shall report to the Board of Directors of the Fund at least quarterly with respect to brokerage transactions that were entered into by the Investment Adviser, pursuant to the foregoing paragraph, and shall certify to the Board that the commissions paid were reasonable in terms either of that transaction or the overall responsibilities of the Investment Adviser to the Fund and the Investment Adviser's other clients, that the total commissions paid by the Fund were reasonable in relation to the benefits to the Fund over the long term, and that such commissions were paid in compliance with
Section 28(e) of the Securities Exchange Act of 1934.
SECTION 5. CONFORMITY WITH LAW; CONFIDENTIALITY.  The
Investment Adviser further agrees that it will comply with all applicable rules and regulations of all federal regulatory agencies having jurisdiction over the Investment Adviser in the performance of its duties hereunder. The Investment Adviser will treat confidentially and as proprietary information of the Fund all records and other information relating to the Fund and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.
SECTION 6. SERVICES NOT EXCLUSIVE.  The Investment
Adviser and its officers may act and continue to act as investment managers for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Investment Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Portfolio or the Fund.
		Nothing in this Agreement shall limit or restrict the Investment Adviser or any of its partners, officers, affiliates or employees from buying, selling or trading in any securities for its or their own account. The Fund acknowledges that the Investment Adviser and its partners, officers, affiliates, employees and other clients may, at any time, have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for the Portfolio. The Investment Adviser shall have no obligation to acquire for the Portfolio a position in any investment which the Investment Adviser, its partners, officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Investment Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities so that, to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.
		The Investment Adviser agrees that this Section 6 does not constitute a waiver by the Fund of the obligations imposed upon the Investment Adviser to comply with Sections 17(d) and 17(j) of the 1940 Act, and the rules thereunder, nor constitute a waiver by the Fund of the obligations imposed upon the Investment Adviser under Section 206 of the Investment Advisers
Act of 1940 and the rules thereunder.  Further, the Investment
Adviser agrees that this Section 6 does not constitute a waiver by the Fund of the fiduciary obligation of the Investment
Adviser arising under federal or state law, including Section 36 of the 1940 Act. The Investment Adviser agrees that this
Section 6 shall be interpreted consistent with the provisions of
Section 17(i) of the 1940 Act.
SECTION 7. BOOKS AND RECORDS. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Investment
Adviser hereby agrees that all records which it maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940
Act the records required to be maintained by Rule 3la-1 under the 1940 Act.
SECTION 8. EXPENSES. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement.
The Portfolio shall bear all of its own expenses not specifically assumed by the Investment Adviser. General expenses of the Fund not readily identifiable as belonging to a Portfolio of the Fund shall be allocated among all investment portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by the Portfolio shall include, but are not limited to, the following (or the Portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Portfolio by the Investment Adviser; (c) filing fees and expenses relating to the registration and qualification of the Fund and the Portfolio's shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Fund's directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees;
(f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out a liability of or claim for damages or other relief asserted against the Fund or the Portfolio for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy material that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders' and directors' meetings; (o) costs of independent pricing services to value a portfolio's securities; and (p) the costs of investment company literature and other publications provided by the Fund to its directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing, prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Fund are allocated to such class.
SECTION 9. VOTING. The Investment Adviser shall have the authority to vote as agent for the Fund, either in person or by proxy, tender and take all actions incident to the ownership of all securities in which the Portfolio's assets may be invested from time to time, subject to such policies and procedures as the Board of Directors of the Fund may adopt from time to time.
SECTION 10. RESERVATION OF NAME. The Investment Adviser shall at all times have all rights in and to the Portfolio's name and all investment models used by or on behalf of the Portfolio. The Investment Adviser may use the Portfolio's name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder and the Fund shall execute and deliver any and all documents required to indicate the consent of the Fund to such use.
SECTION 11. COMPENSATION. (a) For the services provided and the expenses assumed pursuant to this Agreement with respect to the Portfolio, the Fund will pay the Investment Adviser from the assets of the Portfolio and the Investment Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, at the annual rate of 0.75% of the Portfolio's average daily net assets. (b) The fee attributable to the Portfolio shall be satisfied only against assets of the Portfolio and not against the assets of any other investment portfolio of the Fund.
SECTION 12. LIMITATION OF LIABILITY.  The Investment
Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Portfolio will indemnify the Investment Adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Investment Adviser.
Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding
("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. The Investment Adviser shall be entitled to advances from the Portfolio for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The Investment Adviser shall provide to the Portfolio a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Portfolio has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Adviser shall provide a security in form and amount acceptable to the Portfolio for its undertaking; (b) the Portfolio is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based upon a review of facts readily available to the Portfolio at the time the advance is proposed to be made, that there is reason to believe that the Investment Adviser will ultimately be found to be entitled to indemnification. Any amounts payable by the Portfolio under this Section shall be satisfied only against the assets of the Portfolio and not against the assets of any other investment portfolio of the Fund.
		The limitations on liability and indemnification provisions of this Section 12 shall not be applicable to any losses, claims, damages, liabilities or expenses arising from the Investment Adviser's rights to the Portfolio's name. The Investment Adviser shall indemnify and hold harmless the Fund and the Portfolio for any claims arising from the use of the term "Boston Partners" in the name of the Portfolio.
SECTION 13. DURATION AND TERMINATION. This Agreement shall become effective with respect to the Portfolio upon approval of this Agreement by vote of a majority of the outstanding voting securities of the Portfolio and, unless sooner terminated as provided herein, shall continue with respect to the Portfolio until August 16, 2004. Thereafter, if not terminated, this Agreement shall continue with respect to the Portfolio for successive annual periods ending on August 16 provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated with respect to the Portfolio by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, on 60 days' prior written notice to the Investment Adviser, or by the Investment Adviser at any time, without payment of any penalty, on 60 days' prior written notice to the Fund. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meaning as such terms have in the 1940 Act).
SECTION 14. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and no amendment of this Agreement affecting the Portfolio shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.
SECTION 15. MISCELLANEOUS.  The captions in this
Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.
SECTION 16. CHANGE IN MEMBERSHIP.  The Investment
Adviser shall notify the Fund of any change in its membership within a reasonable time after such change.
SECTION 17. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.
SECTION 18. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
		IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

THE RBB FUND, INC.
	By: /s/ Edward J. Roach
	Name: Edward J. Roach
	Title:	President and Treasurer

BOSTON PARTNERS ASSET MANAGEMENT, 	L.L.C.
	by: /s/ William J. Kelly
	Name:	William J. Kelly
	Title:	CEO



                     INVESTMENT ADVISORY AGREEMENT
                 Boston Partners Long/Short Equity Fund

		AGREEMENT made as of December 29, 2003, between THE
RBB FUND, INC., a Maryland corporation (herein called the
"Fund"), and BOSTON PARTNERS ASSET MANAGEMENT, L.L.C. (herein called the "Investment Adviser").
		WHEREAS, the Fund is registered as an open-end
management investment company under the Investment Company Act of 1940 (the "1940 Act"), and currently offers or proposes to offer shares representing interests in separate investment
portfolios;
		WHEREAS, the Fund desires to retain the Investment Adviser to render certain investment advisory services to the
Fund with respect to the Fund's Boston Partners Long/Short
Equity Fund (the "Portfolio"), and the Investment Adviser is
willing to so render such services; and
		WHEREAS, the Board of Directors of the Fund and the shareholders of the Portfolio have approved this Agreement, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth;
		NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as
follows:
SECTION 1. APPOINTMENT.  The Fund hereby appoints the
Investment Adviser to act as investment adviser for the
Portfolio for the period and on the terms set forth in this
Agreement.  The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the
compensation herein provided.
SECTION 2. DELIVERY OF DOCUMENTS.  The Fund has
furnished the Investment Adviser with copies properly certified or authenticated of each of the following:
		(a)	Resolutions of the Board of Directors of the Fund
authorizing the appointment of the Investment Adviser and the execution and delivery of this Agreement;
		(b)	Each prospectus and statement of additional
information relating to any class of Shares representing interests in the Portfolio of the Fund in effect under the Securities Act of 1933 (such prospectus and statement of additional information, as presently in effect and as they shall from time to time be amended and supplemented, are herein collectively called the "Prospectus" and "Statement of Additional Information," respectively).
	The Fund will promptly furnish the Investment Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.
	In addition to the foregoing, the Fund will also provide the Investment Adviser with copies of the Fund's Charter and By-laws, and any registration statement or service contracts related to the Portfolio, and will promptly furnish the Investment Adviser with any amendments of or supplements to such documents.
SECTION 3. MANAGEMENT. Subject to the supervision of the Board of Directors of the Fund, the Investment Adviser will provide for the overall management of the Portfolio including
(i) the provision of a continuous investment program for the Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolio, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold by the Fund for the Portfolio, and
(iii) the placement from time to time of orders for all purchases and sales made for the Portfolio. The Investment
Adviser will provide the services rendered by it hereunder in accordance with the Portfolio's investment objectives, restrictions and policies as stated in the applicable Prospectus and Statement of Additional Information, provided that the Investment Adviser has actual notice or knowledge of any changes by the Board of Directors to such investment objectives, restrictions or policies. The Investment Adviser further agrees that it will render to the Fund's Board of Directors such periodic and special reports regarding the performance of its duties under this Agreement as the Board may reasonably request.
The Investment Adviser agrees to provide to the Fund (or its agents and service providers) prompt and accurate data with respect to the Portfolio's transactions and, where not otherwise available, the daily valuation of securities in the Portfolio.
SECTION 4. BROKERAGE.  Subject to the Investment
Adviser's obligation to obtain best price and execution, the Investment Adviser shall have full discretion to select brokers or dealers to effect the purchase and sale of securities. When the Investment Adviser places orders for the purchase or sale of securities for the Portfolio, in selecting brokers or dealers to execute such orders, the Investment Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Portfolio directly or indirectly.
Without limiting the generality of the foregoing, the Investment
Adviser is authorized to cause the Portfolio to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Portfolio or who otherwise provide brokerage and research services utilized by the Investment Adviser, provided that the Investment Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Investment Adviser's overall responsibilities with respect to accounts as to which the Investment Adviser exercises investment discretion. The
Investment Adviser may aggregate securities orders so long as the Investment Adviser adheres to a policy of allocating investment opportunities to the Portfolio over a period of time on a fair and equitable basis relative to other clients. In no instance will the Portfolio's securities be purchased from or sold to the Fund's principal underwriter, the Investment
Adviser, or any affiliated person thereof, except to the extent permitted by SEC exemptive order or by applicable law.
		The Investment Adviser shall report to the Board of Directors of the Fund at least quarterly with respect to brokerage transactions that were entered into by the Investment
Adviser, pursuant to the foregoing paragraph, and shall certify to the Board that the commissions paid were reasonable in terms either of that transaction or the overall responsibilities of the Investment Adviser to the Fund and the Investment Adviser's other clients, that the total commissions paid by the Fund were reasonable in relation to the benefits to the Fund over the long term, and that such commissions were paid in compliance with
Section 28(e) of the Securities Exchange Act of 1934.
SECTION 5. CONFORMITY WITH LAW; CONFIDENTIALITY.  The
Investment Adviser further agrees that it will comply with all applicable rules and regulations of all federal regulatory agencies having jurisdiction over the Investment Adviser in the performance of its duties hereunder. The Investment Adviser will treat confidentially and as proprietary information of the Fund all records and other information relating to the Fund and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.
SECTION 6. SERVICES NOT EXCLUSIVE.  The Investment
Adviser and its officers may act and continue to act as investment managers for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Investment Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Portfolio or the Fund.
		Nothing in this Agreement shall limit or restrict the Investment Adviser or any of its partners, officers, affiliates or employees from buying, selling or trading in any securities for its or their own account. The Fund acknowledges that the Investment Adviser and its partners, officers, affiliates, employees and other clients may, at any time, have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for the Portfolio. The Investment Adviser shall have no obligation to acquire for the Portfolio a position in any investment which the Investment Adviser, its partners, officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Investment Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities so that, to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.
		The Investment Adviser agrees that this Section 6 does not constitute a waiver by the Fund of the obligations imposed upon the Investment Adviser to comply with Sections 17(d) and 17(j) of the 1940 Act, and the rules thereunder, nor constitute a waiver by the Fund of the obligations imposed upon the Investment Adviser under Section 206 of the Investment Advisers
Act of 1940 and the rules thereunder.  Further, the Investment
Adviser agrees that this Section 6 does not constitute a waiver by the Fund of the fiduciary obligation of the Investment
Adviser arising under federal or state law, including Section 36 of the 1940 Act. The Investment Adviser agrees that this
Section 6 shall be interpreted consistent with the provisions of
Section 17(i) of the 1940 Act.
SECTION 7. BOOKS AND RECORDS. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Investment
Adviser hereby agrees that all records which it maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940
Act the records required to be maintained by Rule 3la-1 under the 1940 Act.
SECTION 8. EXPENSES. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement.
The Portfolio shall bear all of its own expenses not specifically assumed by the Investment Adviser. General expenses of the Fund not readily identifiable as belonging to a Portfolio of the Fund shall be allocated among all investment portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by the Portfolio shall include, but are not limited to, the following (or the Portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Portfolio by the Investment
Adviser; (c) filing fees and expenses relating to the registration and qualification of the Fund and the Portfolio's shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Fund's directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees;
(f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out a liability of or claim for damages or other relief asserted against the Fund or the Portfolio for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy material that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders' and directors' meetings; (o) costs of independent pricing services to value a portfolio's securities; and (p) the costs of investment company literature and other publications provided by the Fund to its directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing, prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Fund are allocated to such class.
SECTION 9. VOTING. The Investment Adviser shall have the authority to vote as agent for the Fund, either in person or by proxy, tender and take all actions incident to the ownership of all securities in which the Portfolio's assets may be invested from time to time, subject to such policies and procedures as the Board of Directors of the Fund may adopt from time to time.
SECTION 10. RESERVATION OF NAME. The Investment Adviser shall at all times have all rights in and to the Portfolio's name and all investment models used by or on behalf of the Portfolio. The Investment Adviser may use the Portfolio's name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder and the Fund shall execute and deliver any and all documents required to indicate the consent of the Fund to such use.
SECTION 11. COMPENSATION. (a) For the services provided and the expenses assumed pursuant to this Agreement with respect to the Portfolio, the Fund will pay the Investment Adviser from the assets of the Portfolio and the Investment Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, at the annual rate of 2.25% of the Portfolio's average daily net assets. (b) The fee attributable to the Portfolio shall be satisfied only against assets of the Portfolio and not against the assets of any other investment portfolio of the Fund.
SECTION 12. LIMITATION OF LIABILITY.  The Investment
Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Portfolio will indemnify the Investment Adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Investment Adviser.
Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding
("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. The Investment Adviser shall be entitled to advances from the Portfolio for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The Investment Adviser shall provide to the
Portfolio a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Portfolio has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Adviser shall provide a security in form and amount acceptable to the Portfolio for its undertaking; (b) the Portfolio is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based upon a review of facts readily available to the Portfolio at the time the advance is proposed to be made, that there is reason to believe that the Investment Adviser will ultimately be found to be entitled to indemnification. Any amounts payable by the Portfolio under this Section shall be satisfied only against the assets of the Portfolio and not against the assets of any other investment portfolio of the Fund.
		The limitations on liability and indemnification provisions of this Section 12 shall not be applicable to any losses, claims, damages, liabilities or expenses arising from the Investment Adviser's rights to the Portfolio's name. The
Investment Adviser shall indemnify and hold harmless the Fund and the Portfolio for any claims arising from the use of the term "Boston Partners" in the name of the Portfolio.
SECTION 13. DURATION AND TERMINATION. This Agreement shall become effective with respect to the Portfolio upon approval of this Agreement by vote of a majority of the outstanding voting securities of the Portfolio and, unless sooner terminated as provided herein, shall continue with respect to the Portfolio until August 16, 2004. Thereafter, if not terminated, this Agreement shall continue with respect to the Portfolio for successive annual periods ending on August 16 provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated with respect to the Portfolio by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, on 60 days' prior written notice to the Investment Adviser, or by the Investment Adviser at any time, without payment of any penalty, on 60 days' prior written notice to the Fund. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meaning as such terms have in the 1940 Act).
SECTION 14. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and no amendment of this Agreement affecting the Portfolio shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.
SECTION 15. MISCELLANEOUS.  The captions in this
Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.
SECTION 16. CHANGE IN MEMBERSHIP.  The Investment
Adviser shall notify the Fund of any change in its membership within a reasonable time after such change.
SECTION 17. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.
SECTION 18. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
		IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

THE RBB FUND, INC.
	By: /s/ Edward J. Roach
	Name: Edward J. Roach
	Title:	President and Treasurer

BOSTON PARTNERS ASSET MANAGEMENT, 	L.L.C.
	by: /s/ William J. Kelly
	Name:	William J. Kelly
	Title:	CEO


                    INVESTMENT ADVISORY AGREEMENT
                  Boston Partners Mid Cap Value Fund

		AGREEMENT made as of December 29, 2003, between THE
RBB FUND, INC., a Maryland corporation (herein called the
"Fund"), and BOSTON PARTNERS ASSET MANAGEMENT, L.L.C. (herein called the "Investment Adviser").
		WHEREAS, the Fund is registered as an open-end
management investment company under the Investment Company Act of 1940 (the "1940 Act"), and currently offers or proposes to offer shares representing interests in separate investment
portfolios;
		WHEREAS, the Fund desires to retain the Investment Adviser to render certain investment advisory services to the
Fund with respect to the Fund's Boston Partners Mid Cap Value
Fund (the "Portfolio"), and the Investment Adviser is willing to so render such services; and
		WHEREAS, the Board of Directors of the Fund and the shareholders of the Portfolio have approved this Agreement, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth;
		NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as
follows:
SECTION 1. APPOINTMENT.  The Fund hereby appoints the
Investment Adviser to act as investment adviser for the
Portfolio for the period and on the terms set forth in this
Agreement.  The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the
compensation herein provided.
SECTION 2. DELIVERY OF DOCUMENTS.  The Fund has
furnished the Investment Adviser with copies properly certified or authenticated of each of the following:
		(a)	Resolutions of the Board of Directors of the Fund
authorizing the appointment of the Investment Adviser and the execution and delivery of this Agreement;
		(b)	Each prospectus and statement of additional
information relating to any class of Shares representing interests in the Portfolio of the Fund in effect under the Securities Act of 1933 (such prospectus and statement of additional information, as presently in effect and as they shall from time to time be amended and supplemented, are herein collectively called the "Prospectus" and "Statement of Additional Information," respectively).
	The Fund will promptly furnish the Investment Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.
	In addition to the foregoing, the Fund will also provide the Investment Adviser with copies of the Fund's Charter and By-laws, and any registration statement or service contracts related to the Portfolio, and will promptly furnish the Investment Adviser with any amendments of or supplements to such documents.
SECTION 3. MANAGEMENT. Subject to the supervision of the Board of Directors of the Fund, the Investment Adviser will provide for the overall management of the Portfolio including
(i) the provision of a continuous investment program for the Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolio, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold by the Fund for the Portfolio, and
(iii) the placement from time to time of orders for all purchases and sales made for the Portfolio. The Investment
Adviser will provide the services rendered by it hereunder in accordance with the Portfolio's investment objectives, restrictions and policies as stated in the applicable Prospectus and Statement of Additional Information, provided that the Investment Adviser has actual notice or knowledge of any changes by the Board of Directors to such investment objectives, restrictions or policies. The Investment Adviser further agrees that it will render to the Fund's Board of Directors such periodic and special reports regarding the performance of its duties under this Agreement as the Board may reasonably request.
The Investment Adviser agrees to provide to the Fund (or its agents and service providers) prompt and accurate data with respect to the Portfolio's transactions and, where not otherwise available, the daily valuation of securities in the Portfolio.
SECTION 4. BROKERAGE.  Subject to the Investment
Adviser's obligation to obtain best price and execution, the Investment Adviser shall have full discretion to select brokers or dealers to effect the purchase and sale of securities. When the Investment Adviser places orders for the purchase or sale of securities for the Portfolio, in selecting brokers or dealers to execute such orders, the Investment Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Portfolio directly or indirectly.
Without limiting the generality of the foregoing, the Investment
Adviser is authorized to cause the Portfolio to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Portfolio or who otherwise provide brokerage and research services utilized by the Investment Adviser, provided that the Investment Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Investment Adviser's overall responsibilities with respect to accounts as to which the Investment Adviser exercises investment discretion. The
Investment Adviser may aggregate securities orders so long as the Investment Adviser adheres to a policy of allocating investment opportunities to the Portfolio over a period of time on a fair and equitable basis relative to other clients. In no instance will the Portfolio's securities be purchased from or sold to the Fund's principal underwriter, the Investment
Adviser, or any affiliated person thereof, except to the extent permitted by SEC exemptive order or by applicable law.
		The Investment Adviser shall report to the Board of Directors of the Fund at least quarterly with respect to brokerage transactions that were entered into by the Investment
Adviser, pursuant to the foregoing paragraph, and shall certify to the Board that the commissions paid were reasonable in terms either of that transaction or the overall responsibilities of the Investment Adviser to the Fund and the Investment Adviser's other clients, that the total commissions paid by the Fund were reasonable in relation to the benefits to the Fund over the long term, and that such commissions were paid in compliance with
Section 28(e) of the Securities Exchange Act of 1934.
SECTION 5. CONFORMITY WITH LAW; CONFIDENTIALITY.  The
Investment Adviser further agrees that it will comply with all applicable rules and regulations of all federal regulatory agencies having jurisdiction over the Investment Adviser in the performance of its duties hereunder. The Investment Adviser will treat confidentially and as proprietary information of the Fund all records and other information relating to the Fund and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.
SECTION 6. SERVICES NOT EXCLUSIVE.  The Investment
Adviser and its officers may act and continue to act as investment managers for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Investment Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Portfolio or the Fund.
		Nothing in this Agreement shall limit or restrict the Investment Adviser or any of its partners, officers, affiliates or employees from buying, selling or trading in any securities for its or their own account. The Fund acknowledges that the Investment Adviser and its partners, officers, affiliates, employees and other clients may, at any time, have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for the Portfolio. The Investment Adviser shall have no obligation to acquire for the Portfolio a position in any investment which the Investment Adviser, its partners, officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Investment Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities so that, to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.
		The Investment Adviser agrees that this Section 6 does not constitute a waiver by the Fund of the obligations imposed upon the Investment Adviser to comply with Sections 17(d) and 17(j) of the 1940 Act, and the rules thereunder, nor constitute a waiver by the Fund of the obligations imposed upon the Investment Adviser under Section 206 of the Investment Advisers
Act of 1940 and the rules thereunder.  Further, the Investment
Adviser agrees that this Section 6 does not constitute a waiver by the Fund of the fiduciary obligation of the Investment
Adviser arising under federal or state law, including Section 36 of the 1940 Act. The Investment Adviser agrees that this
Section 6 shall be interpreted consistent with the provisions of
Section 17(i) of the 1940 Act.
SECTION 7. BOOKS AND RECORDS. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Investment
Adviser hereby agrees that all records which it maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940
Act the records required to be maintained by Rule 3la-1 under the 1940 Act.
SECTION 8. EXPENSES. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement.
The Portfolio shall bear all of its own expenses not specifically assumed by the Investment Adviser. General expenses of the Fund not readily identifiable as belonging to a Portfolio of the Fund shall be allocated among all investment portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by the Portfolio shall include, but are not limited to, the following (or the Portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Portfolio by the Investment
Adviser; (c) filing fees and expenses relating to the registration and qualification of the Fund and the Portfolio's shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Fund's directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees;
(f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out a liability of or claim for damages or other relief asserted against the Fund or the Portfolio for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy material that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders' and directors' meetings; (o) costs of independent pricing services to value a portfolio's securities; and (p) the costs of investment company literature and other publications provided by the Fund to its directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing, prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Fund are allocated to such class.
SECTION 9. VOTING. The Investment Adviser shall have the authority to vote as agent for the Fund, either in person or by proxy, tender and take all actions incident to the ownership of all securities in which the Portfolio's assets may be invested from time to time, subject to such policies and procedures as the Board of Directors of the Fund may adopt from time to time.
SECTION 10. RESERVATION OF NAME. The Investment Adviser shall at all times have all rights in and to the Portfolio's name and all investment models used by or on behalf of the Portfolio. The Investment Adviser may use the Portfolio's name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder and the Fund shall execute and deliver any and all documents required to indicate the consent of the Fund to such use.
SECTION 11. COMPENSATION. (a) For the services provided and the expenses assumed pursuant to this Agreement with respect to the Portfolio, the Fund will pay the Investment Adviser from the assets of the Portfolio and the Investment Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, at the annual rate of 0.80% of the Portfolio's average daily net assets. (b) The fee attributable to the Portfolio shall be satisfied only against assets of the Portfolio and not against the assets of any other investment portfolio of the Fund.
SECTION 12. LIMITATION OF LIABILITY.  The Investment
Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Portfolio will indemnify the Investment Adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Investment Adviser.
Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding
("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. The Investment Adviser shall be entitled to advances from the Portfolio for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The Investment Adviser shall provide to the
Portfolio a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Portfolio has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Adviser shall provide a security in form and amount acceptable to the Portfolio for its undertaking; (b) the Portfolio is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based upon a review of facts readily available to the Portfolio at the time the advance is proposed to be made, that there is reason to believe that the Investment Adviser will ultimately be found to be entitled to indemnification. Any amounts payable by the Portfolio under this Section shall be satisfied only against the assets of the Portfolio and not against the assets of any other investment portfolio of the Fund.
		The limitations on liability and indemnification provisions of this Section 12 shall not be applicable to any losses, claims, damages, liabilities or expenses arising from the Investment Adviser's rights to the Portfolio's name. The
Investment Adviser shall indemnify and hold harmless the Fund and the Portfolio for any claims arising from the use of the term "Boston Partners" in the name of the Portfolio.
SECTION 13. DURATION AND TERMINATION. This Agreement shall become effective with respect to the Portfolio upon approval of this Agreement by vote of a majority of the outstanding voting securities of the Portfolio and, unless sooner terminated as provided herein, shall continue with respect to the Portfolio until August 16, 2004. Thereafter, if not terminated, this Agreement shall continue with respect to the Portfolio for successive annual periods ending on August 16 provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated with respect to the Portfolio by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, on 60 days' prior written notice to the Investment Adviser, or by the Investment Adviser at any time, without payment of any penalty, on 60 days' prior written notice to the Fund. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meaning as such terms have in the 1940 Act).
SECTION 14. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and no amendment of this Agreement affecting the Portfolio shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.
SECTION 15. MISCELLANEOUS.  The captions in this
Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.
SECTION 16. CHANGE IN MEMBERSHIP.  The Investment
Adviser shall notify the Fund of any change in its membership within a reasonable time after such change.
SECTION 17. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.
SECTION 18. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
		IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

THE RBB FUND, INC.
	By: /s/ Edward J. Roach
	Name: Edward J. Roach
	Title:	President and Treasurer

BOSTON PARTNERS ASSET MANAGEMENT, 	L.L.C.
	by: /s/ William J. Kelly
	Name:	William J. Kelly
	Title:	CEo



                     INVESTMENT ADVISORY AGREEMENT
                   Boston Partners All-Cap Value Fund

		AGREEMENT made as of December 29, 2003, between THE
RBB FUND, INC., a Maryland corporation (herein called the
"Fund"), and BOSTON PARTNERS ASSET MANAGEMENT, L.L.C. (herein called the "Investment Adviser").
		WHEREAS, the Fund is registered as an open-end
management investment company under the Investment Company Act of 1940 (the "1940 Act"), and currently offers or proposes to offer shares representing interests in separate investment
portfolios;
		WHEREAS, the Fund desires to retain the Investment Adviser to render certain investment advisory services to the
Fund with respect to the Fund's Boston Partners All-Cap Value
Fund (the "Portfolio"), and the Investment Adviser is willing to so render such services; and
		WHEREAS, the Board of Directors of the Fund and the shareholders of the Portfolio have approved this Agreement, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth;
	NOW, THEREFORE, in consideration of the premises and
mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as
follows:
SECTION 1. APPOINTMENT.  The Fund hereby appoints the
Investment Adviser to act as investment adviser for the
Portfolio for the period and on the terms set forth in this
Agreement.  The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the
compensation herein provided.
SECTION 2. DELIVERY OF DOCUMENTS.  The Fund has
furnished the Investment Adviser with copies properly certified or authenticated of each of the following:
		(a)	Resolutions of the Board of Directors of the Fund
authorizing the appointment of the Investment Adviser and the execution and delivery of this Agreement;
		(b)	Each prospectus and statement of additional
information relating to any class of Shares representing interests in the Portfolio of the Fund in effect under the Securities Act of 1933 (such prospectus and statement of additional information, as presently in effect and as they shall from time to time be amended and supplemented, are herein collectively called the "Prospectus" and "Statement of Additional Information," respectively).
	The Fund will promptly furnish the Investment Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.
	In addition to the foregoing, the Fund will also provide the Investment Adviser with copies of the Fund's Charter and By-laws, and any registration statement or service contracts related to the Portfolio, and will promptly furnish the Investment Adviser with any amendments of or supplements to such documents.
SECTION 3. MANAGEMENT. Subject to the supervision of the Board of Directors of the Fund, the Investment Adviser will provide for the overall management of the Portfolio including
(i) the provision of a continuous investment program for the Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolio, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold by the Fund for the Portfolio, and
(iii) the placement from time to time of orders for all purchases and sales made for the Portfolio. The Investment
Adviser will provide the services rendered by it hereunder in accordance with the Portfolio's investment objectives, restrictions and policies as stated in the applicable Prospectus and Statement of Additional Information, provided that the Investment Adviser has actual notice or knowledge of any changes by the Board of Directors to such investment objectives, restrictions or policies. The Investment Adviser further agrees that it will render to the Fund's Board of Directors such periodic and special reports regarding the performance of its duties under this Agreement as the Board may reasonably request.
The Investment Adviser agrees to provide to the Fund (or its agents and service providers) prompt and accurate data with respect to the Portfolio's transactions and, where not otherwise available, the daily valuation of securities in the Portfolio.
SECTION 4. BROKERAGE.  Subject to the Investment
Adviser's obligation to obtain best price and execution, the Investment Adviser shall have full discretion to select brokers or dealers to effect the purchase and sale of securities. When the Investment Adviser places orders for the purchase or sale of securities for the Portfolio, in selecting brokers or dealers to execute such orders, the Investment Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Portfolio directly or indirectly.
Without limiting the generality of the foregoing, the Investment
Adviser is authorized to cause the Portfolio to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Portfolio or who otherwise provide brokerage and research services utilized by the Investment Adviser, provided that the Investment Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Investment Adviser's overall responsibilities with respect to accounts as to which the Investment Adviser exercises investment discretion. The
Investment Adviser may aggregate securities orders so long as the Investment Adviser adheres to a policy of allocating investment opportunities to the Portfolio over a period of time on a fair and equitable basis relative to other clients. In no instance will the Portfolio's securities be purchased from or sold to the Fund's principal underwriter, the Investment
Adviser, or any affiliated person thereof, except to the extent permitted by SEC exemptive order or by applicable law.
		The Investment Adviser shall report to the Board of Directors of the Fund at least quarterly with respect to brokerage transactions that were entered into by the Investment
Adviser, pursuant to the foregoing paragraph, and shall certify to the Board that the commissions paid were reasonable in terms either of that transaction or the overall responsibilities of the Investment Adviser to the Fund and the Investment Adviser's other clients, that the total commissions paid by the Fund were reasonable in relation to the benefits to the Fund over the long term, and that such commissions were paid in compliance with
Section 28(e) of the Securities Exchange Act of 1934.
SECTION 5. CONFORMITY WITH LAW; CONFIDENTIALITY.  The
Investment Adviser further agrees that it will comply with all applicable rules and regulations of all federal regulatory agencies having jurisdiction over the Investment Adviser in the performance of its duties hereunder. The Investment Adviser will treat confidentially and as proprietary information of the Fund all records and other information relating to the Fund and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.
SECTION 6. SERVICES NOT EXCLUSIVE.  The Investment
Adviser and its officers may act and continue to act as investment managers for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Investment Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Portfolio or the Fund.
		Nothing in this Agreement shall limit or restrict the Investment Adviser or any of its partners, officers, affiliates or employees from buying, selling or trading in any securities for its or their own account. The Fund acknowledges that the Investment Adviser and its partners, officers, affiliates, employees and other clients may, at any time, have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for the Portfolio. The Investment Adviser shall have no obligation to acquire for the Portfolio a position in any investment which the Investment Adviser, its partners, officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Investment Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities so that, to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.
		The Investment Adviser agrees that this Section 6 does not constitute a waiver by the Fund of the obligations imposed upon the Investment Adviser to comply with Sections 17(d) and 17(j) of the 1940 Act, and the rules thereunder, nor constitute a waiver by the Fund of the obligations imposed upon the Investment Adviser under Section 206 of the Investment Advisers
Act of 1940 and the rules thereunder.  Further, the Investment
Adviser agrees that this Section 6 does not constitute a waiver by the Fund of the fiduciary obligation of the Investment
Adviser arising under federal or state law, including Section 36 of the 1940 Act. The Investment Adviser agrees that this
Section 6 shall be interpreted consistent with the provisions of
Section 17(i) of the 1940 Act.
SECTION 7. BOOKS AND RECORDS. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Investment
Adviser hereby agrees that all records which it maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940
Act the records required to be maintained by Rule 3la-1 under the 1940 Act.
SECTION 8. EXPENSES. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement.
The Portfolio shall bear all of its own expenses not specifically assumed by the Investment Adviser. General expenses of the Fund not readily identifiable as belonging to a Portfolio of the Fund shall be allocated among all investment portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by the Portfolio shall include, but are not limited to, the following (or the Portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Portfolio by the Investment
Adviser; (c) filing fees and expenses relating to the registration and qualification of the Fund and the Portfolio's shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Fund's directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees;
(f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out a liability of or claim for damages or other relief asserted against the Fund or the Portfolio for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy material that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders' and directors' meetings; (o) costs of independent pricing services to value a portfolio's securities; and (p) the costs of investment company literature and other publications provided by the Fund to its directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing, prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Fund are allocated to such class.
SECTION 9. VOTING. The Investment Adviser shall have the authority to vote as agent for the Fund, either in person or by proxy, tender and take all actions incident to the ownership of all securities in which the Portfolio's assets may be invested from time to time, subject to such policies and procedures as the Board of Directors of the Fund may adopt from time to time.
SECTION 10. RESERVATION OF NAME. The Investment Adviser shall at all times have all rights in and to the Portfolio's name and all investment models used by or on behalf of the Portfolio. The Investment Adviser may use the Portfolio's name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder and the Fund shall execute and deliver any and all documents required to indicate the consent of the Fund to such use.
SECTION 11. COMPENSATION. (a) For the services provided and the expenses assumed pursuant to this Agreement with respect to the Portfolio, the Fund will pay the Investment Adviser from the assets of the Portfolio and the Investment Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, at the annual rate of 1.00% of the Portfolio's average daily net assets. (b) The fee attributable to the Portfolio shall be satisfied only against assets of the Portfolio and not against the assets of any other investment portfolio of the Fund.
SECTION 12. LIMITATION OF LIABILITY.  The Investment
Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Portfolio will indemnify the Investment Adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Investment Adviser.
Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding
("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. The Investment Adviser shall be entitled to advances from the Portfolio for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The Investment Adviser shall provide to the
Portfolio a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Portfolio has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Adviser shall provide a security in form and amount acceptable to the Portfolio for its undertaking; (b) the Portfolio is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based upon a review of facts readily available to the Portfolio at the time the advance is proposed to be made, that there is reason to believe that the Investment Adviser will ultimately be found to be entitled to indemnification. Any amounts payable by the Portfolio under this Section shall be satisfied only against the assets of the Portfolio and not against the assets of any other investment portfolio of the Fund.
		The limitations on liability and indemnification provisions of this Section 12 shall not be applicable to any losses, claims, damages, liabilities or expenses arising from the Investment Adviser's rights to the Portfolio's name. The
Investment Adviser shall indemnify and hold harmless the Fund and the Portfolio for any claims arising from the use of the term "Boston Partners" in the name of the Portfolio.
SECTION 13. DURATION AND TERMINATION. This Agreement shall become effective with respect to the Portfolio upon approval of this Agreement by vote of a majority of the outstanding voting securities of the Portfolio and, unless sooner terminated as provided herein, shall continue with respect to the Portfolio until August 16, 2004. Thereafter, if not terminated, this Agreement shall continue with respect to the Portfolio for successive annual periods ending on August 16, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated with respect to the Portfolio by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, on 60 days' prior written notice to the Investment Adviser, or by the Investment Adviser at any time, without payment of any penalty, on 60 days' prior written notice to the Fund. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meaning as such terms have in the 1940 Act).
SECTION 14. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and no amendment of this Agreement affecting the Portfolio shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.
SECTION 15. MISCELLANEOUS.  The captions in this
Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.
SECTION 16. CHANGE IN MEMBERSHIP.  The Investment
Adviser shall notify the Fund of any change in its membership within a reasonable time after such change.
SECTION 17. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.
SECTION 18. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
		IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

THE RBB FUND, INC.
	By: /s/ Edward J. Roach
	Name: Edward J. Roach
	Title:	President and Treasurer

BOSTON PARTNERS ASSET MANAGEMENT, 	L.L.C.
	by: /s/ William J. Kelly
	Name:	William J. Kelly
	Title:	CEO